Exhibit 99.1

News Release FOR IMMEDIATE RELEASE For Information: Quynh McGuire Vice President, Investor Relations 412 227 2049 McGuireQT@koppers.com	Koppers Holdings Inc. 436 Seventh Avenue Pittsburgh, PA 15219-1800 Tel 412 227 2001 www.koppers.com

Koppers Announces Retirement of Chief Financial Officer Jimmi Sue Smith
Bradley Pearce Elected as Interim Chief Financial Officer and Chief Accounting Officer
Company Undergoing Search for Successor

PITTSBURGH, January 9, 2026 – Koppers Holdings Inc. (NYSE: KOP) today announced that Jimmi Sue Smith is retiring from her position as Chief Financial Officer effective January 5, 2026. Ms. Smith will continue to serve as Treasurer, as well as in an advisory role, to assist with a smooth transition through February 28, 2026. Bradley Pearce, Chief Accounting Officer, has been elected by the company’s Board of Directors to act as interim Chief Financial Officer and Chief Accounting Officer while an external search is conducted to identify a permanent successor.
Ms. Smith has served as CFO of Koppers since January 2022, leading all aspects of the company's global finance and accounting, budgeting and forecasting, tax, and investor relations functions, along with advising on key strategic growth initiatives.
Mr. Pearce joined Koppers in 2006 and most recently served as Chief Accounting Officer since May 2019, overseeing the company’s accounting, tax and external reporting functions, while also playing a critical role in key strategic initiatives. In addition, he serves as a member of the company’s pension committee. Prior to joining Koppers, he held finance and treasury-related roles in the private sector as well as working with U.S. multinational companies during his time in public accounting. Mr. Pearce holds a bachelor’s degree in Accounting from Grove City College.
Chief Executive Officer Leroy Ball said, “Jimmi Sue’s impact on Koppers will continue to be felt long after her departure. Joining the company as VP of Finance and Treasurer just weeks before the COVID-19 pandemic, she quickly ascended to the CFO role and helped ensure we remained on solid footing during a perilous time. In addition to successfully optimizing the company’s capital structure, she also spearheaded the effort to increase our emphasis on free cash flow improvement, resulting in more dollars being returned to shareholders in the last two years than at any point in company history.
“A tireless advocate for several non-profits, Jimmi Sue’s work in the community provided a shining example for all Koppers employees to follow. On behalf of our Board and senior management team, I want to thank Jimmi Sue for her contributions to Koppers and wish her happiness as she embarks on her next chapter.”
Ms. Smith led and contributed to initiatives that drove meaningful cost savings across the organization as part of Catalyst, Koppers enterprise-wide transformation process. In her role, she also actively engaged with capital markets, including institutional equity and debt investors, as well as managed the company’s financing activities, balance sheet and liquidity. Among her many accomplishments, she guided the team in securing a 7-year, $400 million senior secured Term Loan B, which was subsequently refinanced and upsized, and most recently extended Koppers revolving credit facility maturity date from 2025 to 2030 to enhance financial flexibility and strengthen the company’s capital position.
“It has been an honor to serve as Koppers CFO, to be part of such a storied company and to work alongside such an amazing group of people,” said Ms. Smith. “I am immensely proud of everything the finance team has accomplished during my time at Koppers, including modernizing and improving our capital structure, upgrading our financial systems, and most importantly, reorganizing our work to better develop our talent and improve efficiency. While I look forward to retirement and the opportunity to spend more time with my family, I will miss working with my exceptional colleagues. I leave knowing that Koppers is well positioned for continued success.”
###

About Koppers
Koppers (NYSE: KOP) is an integrated global provider of essential treated wood products, wood preservation technologies and carbon compounds. Our team of approximately 1,850 employees create, protect and preserve key elements of our global infrastructure – including railroad crossties, utility poles, outdoor wooden structures, and production feedstocks for steel, aluminum and construction materials, among others – applying decades of industry-leading expertise while constantly innovating to anticipate the needs of tomorrow. Together we are providing safe and sustainable solutions to enable rail transportation, keep power flowing, and create spaces of enjoyment for people everywhere. Protecting What Matters, Preserving The Future. Learn more at Koppers.com.
Inquiries from the media should be directed to Ms. Jessica Franklin Black at BlackJF@koppers.com or 412-227-2025. Inquiries from the investment community should be directed to Ms. Quynh McGuire at McGuireQT@koppers.com or 412-227-2049.
Safe Harbor Statement
Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about sales levels, acquisitions, restructuring, declines in the value of Koppers assets and the effect of any related impairment charges, profitability and anticipated expenses and cash outflows. All forward-looking statements involve risks and uncertainties.
All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “outlook,” “guidance,” “forecast,” “believe,” “anticipate,” “expect,” “estimate,” “may,” “will,” “should,” “continue,” “plan,” “potential,” “intend,” “likely,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or other documents filed with the Securities and Exchange Commission, or in Koppers communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, regarding future dividends, expectations with respect to sales, earnings, cash flows, operating efficiencies, restructurings, cost reduction efforts, transformation initiatives, product introductions or expansions, the benefits of acquisitions, divestitures, joint ventures or other matters as well as financings and debt reduction, are subject to known and unknown risks, uncertainties and contingencies.
Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements include, among other things, availability of and fluctuations in the prices of key raw materials, including coal tar, lumber and scrap copper; the impact of changes in commodity prices, such as oil, copper and chemicals, on product margins; the successful implementation of multi-year cost mitigation programs; the extent of the dependence of certain of our businesses on certain market sectors and customers; economic, political and environmental conditions in international markets, including governmental changes, tariffs, restrictions on trade and restrictions on the ability to transfer capital across countries; current and potential future tariffs or duties; general economic and business conditions; potential difficulties in protecting our intellectual property; the ratings on our debt and our ability to repay or refinance our outstanding indebtedness as it matures; our ability to operate within the limitations of our debt covenants; unexpected business disruptions; potential delays in timing or changes to expected benefits from cost reduction efforts; timing and results of any transformation initiatives, including estimates and assumptions related to the cost and the anticipated benefits of the transformation initiatives; potential impairment of our goodwill and/or long-lived assets; demand for Koppers goods and services; competitive conditions; capital market conditions, including interest rates, borrowing costs and foreign currency rate fluctuations; disruptions and inefficiencies in the supply chain; changes in laws; the impact of environmental laws and regulations and compliance therewith; unfavorable resolution of claims against us, as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Koppers, particularly our latest annual report on Form 10-K and any subsequent filings by Koppers with the Securities and Exchange Commission. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this release may not in fact occur. Any forward-looking statements in this release speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.